                                                                     Exhibit 4.1

           NUMBER                                                  SHARES

CWA

                               (CLEARWIRE(R) LOGO)

                              CLEARWIRE CORPORATION

    CLASS A COMMON STOCK                                    CLASS A COMMON STOCK

INCORPORATED UNDER THE LAWS                                    SEE REVERSE FOR
OF THE STATE OF DELAWARE                                     CERTAIN DEFINITIONS

                                                              CUSIP 185385 30 9

This Certifies that
                                   SAMPLE
________________________________________________________________________________

is the owner of

________________________________________________________________________________

   FULLY PAID AND NONASSESSABLE SHARES OF THE CLASS A COMMON STOCK OF THE PAR
                            VALUE OF $0.0001 EACH OF

                            --CLEARWIRE CORPORATION--

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney on surrender of this certificate properly endorsed.

This certificate is not valid until countersigned and registered by the Transfer Agent and Register.

WITNESS the facsimile signatures of its duly authorized officers.

Dated:
       ------------------------------



-------------------------------------   ----------------------------------------
SECRETARY                               PRESIDENT

COUNTERSIGNED AND REGISTERED:
AMERICAN STOCK TRANSFER & TRUST COMPANY
(New York, NY)
TRANSFER AGENT AND REGISTRAR


BY:
    ---------------------------------
    AUTHORIZED SIGNATURE

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

                                          UNIF GIFT MIN ACT --
TEN COM -- as tenants in common
TEN ENT -- as tenants by the entireties     ________ Custodian ________
JT TEN  -- as joint tenants with right       (Cust)             (Minor)
           of survivorship and not as       under Uniform Gifts to Minors
           tenants in common                Act _________________________
                                                          (State)

                                          UNIF TRF MIN ACT --

                                            _______ Custodian (until age ______)
                                             (Cust)
                                            __________ under Uniform Transfers
                                             (Minor)
                                            to Minors Act ______________________
                                                                 (State)

     Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED, _________________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE

______________________________________

________________________________________________________________________________
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

__________________________________________________________________________Shares
of the Class A common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

________________________________________________________________________Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.


Dated
      -------------------------------

                                        X
                                           -------------------------------------


                                        X
                                           -------------------------------------

                                        NOTICE: THE SIGNATURE(S) TO THIS
                                                ASSIGNMENT MUST CORRESPOND WITH
                                                THE NAME(S) AS WRITTEN UPON THE
                                                FACE OF THE CERTIFICATE IN EVERY
                                                PARTICULAR, WITHOUT ALTERATION
                                                OR ENLARGEMENT OR ANY CHANGE
                                                WHATEVER.


-------------------------------------
Signature(s) Guaranteed


By
   ----------------------------------
THE SIGNATURE(S) MUST BE GUARANTEED
BY AN ELIGIBLE GUARANTOR INSTITUTION
(BANKS, STOCKBROKERS, SAVINGS AND LOAN
ASSOCIATIONS AND CREDIT UNIONS WITH
MEMBERSHIP IN AN APPROVED SIGNATURE
GUARANTEE MEDALLION PROGRAM), PURSUANT
TO S.E.C. RULE 17Ad-15.